                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:   August 31, 2004
                                                      Estimated average burden
                                                      hours per response...14.73

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                                 ABN AMRO FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                                          November 10, 2003




                                 ABN AMRO FUNDS
                              ABN AMRO MID CAP FUND
                             161 North Clark Street
                             Chicago, Illinois 60601

Dear Fellow Shareholder:


Enclosed is a Notice, Proxy Statement and proxy card for a Special Meeting of Shareholders of ABN AMRO Mid Cap Fund (the "Fund"), a series of ABN AMRO Funds (the "Trust"). The meeting is scheduled to be held at 9:00 a.m., Eastern time, December 22, 2003, at the offices of PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.

We are asking shareholders of the Fund to approve a Sub-Investment Advisory Agreement between ABN AMRO Asset Management, Inc., the Fund's investment adviser, and Optimum Investment Advisors LP. To aid you in understanding the proposal, we have also enclosed a Questions & Answers section regarding the proposal.


The Board of Trustees reviewed and approved the proposed Sub-Investment Advisory Agreement at the meeting of the Board of Trustees held on September 18, 2003. The Board concluded that it was in the best interests of shareholders to adopt the Sub-Investment Advisory Agreement and recommended the proposal be submitted to shareholders for approval.


YOUR VOTE IS IMPORTANT! Please review the attached proxy statement carefully. Enclosed is a proxy card that we ask you to complete, sign, date and return as soon as possible in the postage-paid envelope. You may also vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. Thank you for your attention and your vote with regard to this important proposal. Please call shareholder services at (800) 992-8151 if you need more information.


Sincerely,

/s/ Kenneth C. Anderson

Kenneth C. Anderson
President

                                                            November 10, 2003



                         IMPORTANT NEWS FOR SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposal, which will require a shareholder vote.

                              QUESTIONS AND ANSWERS

Q:       WHAT IS HAPPENING?


         A: On September 18, 2003, the Board of Trustees voted to terminate the Sub-Investment Advisory Agreement between ABN AMRO Asset Management, Inc. (the "Investment Adviser" or "AAAM") and Talon Asset Management, Inc. ("Talon"), with respect to ABN AMRO Mid Cap Fund (the "Fund"). The Trustees also approved a new Sub-Investment Advisory Agreement between AAAM and Optimum Investment Advisors
              LP ("Optimum") (the "Optimum Agreement"). The Optimum Agreement would become effective only after shareholder approval. Pending shareholder approval, the Trustees approved an Interim Sub-Investment Advisory Agreement with Optimum. The Optimum Agreement is substantially the same as the Talon Agreement, except for the compensation.


              The following pages give you additional information about the proposed new Sub-Investment Advisory Agreement.

Q:       WHY THE PROPOSAL FOR A NEW SUB-INVESTMENT ADVISORY AGREEMENT?

         A: At its Board meeting on September 18, 2003, the Trustees were informed that Thyra E. Zerhusen, the Fund's portfolio manager, was resigning from Talon effective September 30, 2003, to accept new employment with Optimum. In light of this development, the Board considered many factors relating to Talon and Optimum and determined that it would be in the best interest of shareholders to engage Optimum as the Fund's sub adviser. In reaching this decision, the Board gave significant weight to Ms. Zerhusen's performance record, her name recognition in the institutional marketplace and her active participation in marketing efforts on behalf of the Fund. The Board considered the benefits to shareholders of continuity of management, as well as the resources and support available to Ms. Zerhusen at Optimum.

Q:       WILL THE PROPOSED CHANGE RESULT IN HIGHER ADVISORY FEES?

         A: No. At its meeting on September 18, 2003, the Trustees approved an amendment to the Fund's Investment Advisory Agreement with AAAM that decreases the advisory fee rate payable by the Fund to AAAM for assets over $100 million. The amendment is contingent upon approval of the Optimum Agreement and will be effective as of the date of the Optimum Agreement. The fee proposed to be paid to Optimum for its services to the Fund will be paid by AAAM, not the Fund. At current asset levels, the fee paid to Optimum is less than the fee paid to Talon.

Q:       HAS THE FUND'S BOARD APPROVED THE PROPOSAL?

         A: Yes. The Trustees of ABN AMRO Funds, including the disinterested Trustees, have approved the proposal and unanimously recommend that you vote to approve it.

Q:       WHAT HAPPENS UNTIL THE SHAREHOLDERS' MEETING IS HELD?

         A: On September 18, 2003, the Trustees also approved an interim Sub-Investment Advisory Agreement between the Investment Adviser and Optimum that may continue for a period of up to 150 days. Ms. Zerhusen will continue to manage the Fund under this interim agreement while the Fund is seeking shareholder approval of the new Optimum Agreement.

Q: WILL MY FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS SOLICITATION?

         A:   Yes. The Fund will bear these costs.

Q:       WHOM DO I CALL FOR MORE INFORMATION?

         A:   Please call Shareholder Services at (800) 992-8151.

                                 ABN AMRO FUNDS
                             161 North Clark Street
                             Chicago, Illinois 60601


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            OF ABN AMRO MID CAP FUND
                         To be held on December 22, 2003


To the Shareholders of ABN AMRO Mid Cap Fund:



         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of ABN AMRO Mid Cap Fund (the "Fund"), a series of ABN AMRO Funds (the "Trust"), a Delaware statutory trust, will be held at the offices of the Trust's sub-administrator, PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, on December 22, 2003 at 9:00 a.m. Eastern time (the "Special
Meeting"), for the following purpose and to transact such other business, if any, as may properly come before the Special Meeting:

         1. To approve a new Sub-Investment Advisory Agreement with respect to ABN AMRO Mid Cap Fund by and between ABN AMRO Asset Management, Inc., the Fund's investment adviser, and Optimum Investment Advisors LP.

         The Board of Trustees has fixed the close of business on October 31, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof.


                                              By Order of the Board of Trustees,
                                              Gerald F. Dillenburg
                                              Senior Vice President, Secretary
                                              and Treasurer



November 10, 2003

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. YOU MAY EXECUTE THE PROXY CARD USING THE METHODS DESCRIBED IN THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS ALSO HAVE THE OPTION TO PROVIDE THEIR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                             INSTRUCTIONS FOR VOTING

         The following general rules apply to voting by mail and will help you to properly sign your proxy card. Please read carefully, because if you do not sign your proxy card properly your vote will be invalidated.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Both parties must sign, and the name of each party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


REGISTRATION                                               VALID SIGNATURE

CORPORATE ACCOUNTS

(1)      ABC Corp.                                         ABC Corp. by
                                                             John Doe, Treasurer

(2)      ABC Corp.                                         John Doe
              John Doe, Treasurer

(3)      ABC Corp. Profit Sharing Plan                     John Doe

TRUST ACCOUNTS

(1)      ABC Trust                                         Jane B. Doe, Trustee

(2)      Jane B. Doe, Trustee                              Jane B. Doe
                  u/t/d/ 12/28/78


CUSTODIAL OR ESTATE ACCOUNTS

(1)      John B. Smith, Cust.                              John B. Smith
                  f/b/o John B. Smith, Jr. UGMA

(2)      Estate of John B. Smith                           John B. Smith, Jr.,
                                                             Executor


Rather than mailing in your proxy, you may vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. These options require you to input the control number located on your proxy card. After inputting the control number you may enter your vote on the proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating the telephone call or Internet link.

                                                           November 10, 2003




                                 ABN AMRO FUNDS
                             161 North Clark Street
                             Chicago, Illinois 60601


                         SPECIAL MEETING OF SHAREHOLDERS
                            OF ABN AMRO MID CAP FUND
                         To be held on December 22, 2003






                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of ABN AMRO Funds, a Delaware statutory trust (the "Trust"), for ABN AMRO Mid Cap Fund (the "Fund"), for use at a Special Meeting of Shareholders of the Fund to be held at 9:00 a.m. Eastern time on Monday, December 22, 2003, at the offices of the Trust's sub-administrator, PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, and any adjournments thereof (the "Special Meeting"). This Proxy Statement and the accompanying Notice of Special Meeting and proxy card are expected to be mailed to shareholders on or about November 10, 2003.

         It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust may also solicit proxies by telephone, telegraph, facsimile or Internet or in person. The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies will be paid by the Fund. The Fund has engaged ADP to assist in the solicitation of proxies at an estimated cost of $16,000, plus reasonable expenses.


         The Fund's most recent annual report and semi-annual report is available upon request without charge by writing the Trust at P.O. Box 9765, Providence, Rhode Island 02940, or by calling toll-free 1-800-992-8151. To help reduce Fund expenses and environmental waste, the Fund combines mailings for multiple accounts going to a single address by delivering the Fund's reports (annual and semi-annual reports) and proxy statements in a single envelope. If you do not want to continue consolidating your Fund mailings and prefer to receive separate mailings with multiple copies of Fund reports and proxy statements or if you currently receive multiple copies and would like to request a single copy, please call one of the Fund's representatives at 1-800-992-8151.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting.

         Shareholders of the Fund are entitled to one vote for each full Share held and fractional votes for fractional Shares. One-third of the aggregate number of Shares entitled to vote, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted for purposes of determining the presence of a quorum for transacting business at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The Fund will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy.

         The proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as used in this Proxy Statement, means the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.


         The Board of Trustees has fixed the close of business on October 31, 2003 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting and all adjournments thereof. At the close of business on the Record Date, there were 9,452,010.177 shares of the Fund outstanding and entitled to vote. As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Shares the Fund. As of the Record Date, to the best knowledge of the Fund, the following persons owned of record or beneficially 5% or more shares of the Fund.




SHAREHOLDER NAME AND ADDRESS                 SHARES OWNED        PERCENTAGE OWNED (%)
----------------------------                 -------------       --------------------
Charles Schwab & Co. Inc.                    2,148,422.410             22.722
Special Custody Account for the Exclusive
Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4122

Stetson & Co.                                  937,369.124              9.914
c/o ABN AMRO Trust Services Co.
161 North Clark Street, 10th Floor
Chicago, IL 60601

National Investor Services FBO                 931,769.835              9.855
097-50000-19
55 Water Street, 32nd Floor
New York, NY 10041

Swebak & Co.                                    600,117.140              6.347
c/o Amcore Investment Group NA
Attn: Mutual Fund Processing
PO Box 4599
Rockford, IL 61110-4599




         In order that your Shares may be represented at the Special Meeting, if you are mailing your proxy card, you are requested to:

         o    indicate your instructions on the enclosed proxy card;

         o    date and sign the proxy card;

         o mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and


         o allow sufficient time for the proxy card to be received on or before 9:00 a.m. Eastern time on December 22, 2003.

PROPOSAL TO APPROVE A NEW SUB-INVESTMENT ADVISORY AGREEMENT


INTRODUCTION

         The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ABN AMRO Asset Management, Inc. ("AAAM" or the "Investment Adviser"), 161 North Clark Street, Chicago, IL 60601, is the investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") dated May 11, 2001, between AAAM and the Trust, on behalf of the Fund. AAAM is a member of the ABN AMRO group of companies. The Investment Adviser serves as investment adviser to 7 portfolios of the Trust, which in the aggregate had $2.5 billion in assets as of October 31, 2003. At its September 18, 2003 meeting, the Trustees were informed that Ms. Thyra Zerhusen, the portfolio manager of the Fund since April 1999, was leaving Talon and would join Optimum effective October 1, 2003. At that meeting, the Trustees of the Trust voted to terminate the sub-investment advisory agreement between AAAM and Talon Asset Management, Inc. ("Talon") (the "Talon Agreement"). At the same time, the Board approved a new Sub-Investment Advisory Agreement with Optimum Investment Advisors LP ("Optimum" or the "Sub-Adviser") (the "Optimum Agreement") and recommended that shareholders approve such Agreement. The Trustees also approved an interim agreement with Optimum to be effective October 1, 2003.

         The Board of Trustees of the Fund, including all of the Trustees who are not "interested persons" of the Trust or the Investment Adviser (the "Independent Trustees"), as defined in the 1940 Act, has unanimously approved the Optimum Agreement and recommends that shareholders approve it. The factors considered by the Board of Trustees, including the Independent Trustees, in considering approval of the Optimum Agreement are described below under "Board Considerations." A copy of the Optimum Agreement is set forth as Exhibit A to this Proxy Statement.



INFORMATION CONCERNING OPTIMUM

         Optimum, located at 100 South Wacker Drive, Suite 2100, Chicago, Illinois, 60606, was founded in 1990. Optimum provides investment advice to institutional and high-net-worth clients having an aggregate value of approximately $650 million as of June 30, 2003. Optimum previously served as the adviser to an investment company registered under the 1940 Act from 1997 to 2001. Optimum's general partner, Optimum Investment Group, Ltd., 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606, is a registered investment adviser.


Directors and Officers of Optimum

         The table below lists the names and principal occupations of Optimum's principal executive officers and directors. Unless otherwise indicated, the address of each director and officer listed below is 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606.

NAME                           TITLE/POSITION WITH OPTIMUM          PRINCIPAL OCCUPATION
----                           ---------------------------          --------------------

Andrew Jackson Goodwin III                 Chairman                 Chairman of Optimum and Optimum
                                                                    Investment Group Ltd.

Henry Steel Bokhof, Jr.           Vice Chairman and Chief           Vice Chairman of Optimum; President and
                                   Investment Officer               Secretary of Optimum Investment Group Ltd.

Keith Francis Pinsoneault                  President                President of Optimum; Vice Chairman and
                                                                    Treasurer of Optimum Investment Group Ltd.

Edward Joseph Malysiak            Senior Executive Vice             Senior Executive Vice President of Optimum
                                        President                   and Optimum Investment Group Ltd.


TERMINATION OF THE TALON AGREEMENT

         The Talon Agreement was effective on May 11, 2001, and was last renewed by the Trustees on December 19, 2002, and approved by the initial shareholder on January 17, 2001. On September 18, 2003, the Board of Trustees terminated the Talon Agreement as a result of personnel changes at the firm, effective September 30, 2003. The Trustees considered a number of factors, including (i) the impact of the Portfolio Manager's departure on the Fund's investment process; (ii) the performance record of the Portfolio Manager and her name recognition in the institutional marketplace; (iii) the fact that continuity of portfolio management would be lost if the Talon Agreement continued; and (iv) the likely loss of assets and impact on future sales of the Fund resulting from the Portfolio Manager's departure.

INTERIM AGREEMENT

         The Trustees also approved an interim sub-investment advisory agreement between AAAM and Optimum ("Interim Agreement"), effective October 1, 2003, for the reasons set forth below under "Board Considerations," and to ensure continuity of management of the Fund. Rule 15a-4 of the 1940 Act permits the Fund to operate under the Interim Agreement without shareholder approval for up to 150 days from its effective date. The Interim Agreement is substantially the same as the Talon Agreement except that the effective date and duration of the Interim Agreement have been revised to comply with the requirements of Rule 15a-4 and except for the compensation provisions. The subadvisory fees payable under the Interim Agreement are identical to those under the Optimum Agreement except that, under the Interim Agreement, no fee is payable in any month in which average daily net assets are less than $18 million. The Interim Agreement will terminate after 150 days or upon approval of the Optimum Agreement by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

DESCRIPTION OF THE CURRENT AND PROPOSED AGREEMENTS

         General. Under the Optimum Agreement, the Sub-Adviser, subject to the oversight of the Board of Trustees of the Trust and the supervision of the Investment Adviser, provides an investment program for the Fund, including investment research and management with respect to securities and investments, including cash and cash equivalents in the Fund, and will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Optimum shall provide such services in compliance with the objectives, policies and limitations of the Fund set forth in the Fund's currently effective Prospectus, statement of additional information and the requirements of the 1940 Act and other applicable laws.

         The Sub-Adviser also will (i) review the valuation of securities owned by the Fund as obtained on a daily basis by the Fund's administrator and furnished to the Sub-Adviser; (ii) attend regular business and investment-related meetings with the Trustees of the Trust and the Investment Adviser if requested to do so by the Trust and/or the Investment Adviser; (iii) maintain books and records with respect to the securities transactions for and proxy voting records of the Fund; (iv) furnish to the Investment Adviser and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Investment Adviser all of the Sub-Adviser's reports to the Trust's Board of Trustees for examination and review; and (v) be responsible for voting all proxies of the Fund in accordance with its proxy voting policies and guidelines.

         The general terms of the Talon Agreement are substantially the same as the Optimum Agreement except that the Talon Agreement does not contain an express delegation of proxy voting authority.

         Expenses. Under the Optimum Agreement, the Sub-Adviser will pay expenses incurred by it in connection with its activities under the Optimum Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The terms of the Talon Agreement with respect to expenses are substantially the same as the Optimum Agreement.

         Limitation of Liability. Under the Optimum Agreement, Optimum and its directors, officers, stockholders, employees and agents will not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or the Trust in connection with any matters to which the Optimum Agreement relates or for any other act or omission in the performance by Optimum of its duties under the Optimum Agreement except that nothing in the Optimum Agreement shall be construed to protect Optimum against any liability by reason of Optimum's willful misfeasance, bad faith or gross negligence in the performance of its duties or for its reckless disregard of its obligations or duties under the Optimum Agreement. The terms of the Talon Agreement with respect to liability are substantially the same as the Optimum Agreement.

         Term and Termination. If approved, the Optimum Agreement will have an initial term ending December 31, 2004. The Optimum Agreement will continue from year to year thereafter if its continuance is approved in the manner required by the 1940 Act. The Optimum Agreement may be terminated at any time without penalty by the Fund upon a vote of the majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, on sixty (60) days' written notice to the Sub-Adviser and will terminate automatically in the event of its assignment or the assignment of the Investment Advisory Agreement. Except for the initial term, the Talon Agreement has substantially similar provisions.



         Compensation. Under the Talon Agreement, Talon received no advisory fee from AAAM for months in which the Fund's average daily net assets were $18 million or less. For all other months, Talon's fee was determined by whether or not ABN AMRO Trust Services performed record-keeping services for the assets. Talon received a fee from AAAM equal to 68.75% of the management fee received by AAAM net of any expense reimbursement, on all assets held in the Fund other than those assets with record-keeping services being performed by ABN AMRO Trust Services. Talon received a fee from AAAM equal to the management fee, net of any expense reimbursement, less 0.39% annually of the Fund's average net assets on which record-keeping services are performed by ABN AMRO Trust Services. During the term of the Talon Agreement, the advisory fee rate payable to AAAM was 0.80 of 1% of average daily net assets. For the fiscal year ended October 31, 2003, the Fund paid $920,315 (net of fee waiver of $20,246) in advisory fees to AAAM, and AAAM paid $519,941 in subadvisory fees to Talon. For the fiscal year ended October 31, 2003, AAAM paid $44,578 in subadvisory fees to Optimum, pursuant to the Interim Agreement.

         Under the proposed Optimum Agreement, the subadvisory fee rate payable to Optimum would be an amount equal to 0.30 of 1% on the first $100 million of the Fund's average daily net assets, 0.25 of 1% on the next $300 million of the Fund's average daily net assets and 0.20 of 1% of the Fund's average daily net assets over $400 million. At current asset levels, the fee paid by AAAM to Optimum is lower than the fee paid to Talon. If the proposed new Optimum Agreement had been effect for the fiscal year ended October 31, 2003, the subadvisory fee would have amounted to $343,925. This would have represented a decrease of 34% over the actual subadvisory fee of $519,941. In addition, the proposed fee schedule includes breakpoints which will reduce the effective rate payable to Optimum as assets grow. Contingent upon approval of the Optimum Agreement, the advisory fee rate payable to AAAM will be an amount equal to 0.80 of 1% of average daily net assets for the first $100 million in assets, 0.75 of 1% of the Fund's average daily net assets on the next $300 million in assets and
0.70 of 1% of the Fund's
average daily net assets on assets over $400 million. The new advisory fee rate will be effective as of the date of the Optimum Agreement. As of October 31, 2003, assets of the Fund were $191,220,470.


BOARD CONSIDERATIONS

         At a meeting of the Trustees of the Trust held on September 18, 2003, the Board of Trustees, including the Independent Trustees, approved the Optimum Agreement and recommended that shareholders vote to approve the Optimum Agreement. Legal counsel to the Fund advised the Trustees on, among other things, the nature of the matters to be considered, the Board's fiduciary obligation in considering the Optimum Agreement, and the standards to be used by the Board of Trustees and the Independent Trustees in reaching their decision. In evaluating the proposal, the Board reviewed materials furnished by management, Optimum and legal counsel to the Fund.

         The Board's consideration of the Optimum Agreement was based upon financial, statistical and other information supplied to the Trustees, and on the Trustees' general knowledge of Optimum and the services it is likely to provide to the Fund. The Board reviewed the following items supplied by Optimum in making its determination to recommend approval of the Optimum Agreement: (i) materials that gave a general description of Optimum, including information regarding its performance and investment process; (ii) information about the professional staff that will service the Fund; (iii) a description of the resources that will support the management of the Fund's assets; (iv) Optimum's Form ADV; (v) Optimum's code of ethics; and (vi) Optimum's policies concerning best execution, trade allocations, soft dollar arrangements and proxy voting. The Board also evaluated the benefits to the Fund of a continued relationship with Thyra E. Zerhusen, the Fund's portfolio manager since April 1999. On September 30, 2003, Ms. Zerhusen resigned from Talon and accepted an opportunity with Optimum. Ms. Zerhusen has successfully managed the Fund for over four years, and her continued relationship with the Fund was considered by the Board to be in the best interest of shareholders for reasons including her strong performance record, name recognition in the institutional marketplace, and marketing efforts on behalf of the Fund. The Board also evaluated the fact that in connection with the new Sub-Investment Advisory Agreement, which includes a reduced fee from that of the Talon Agreement, the Investment Adviser would amend its agreement with the Fund to include breakpoints. Under the proposed advisory rate schedule the fee rate drops from 0.80 of 1% to 0.75 of 1% for assets in excess of $100 million, and the fee rate drops to 0.70 of 1% on assets over $400 million. Therefore, at current asset levels shareholders would enjoy a reduction in fees. Based on the materials provided to the Trustees, the Board of Trustees, including all the Independent Trustees, unanimously concluded that approving the Optimum Agreement was in the best interest of the Fund and its shareholders.



         The Board of Trustees specifically considered the following factors as relevant to its recommendation, including: (1) the nature and quality of the services to be rendered by Optimum and the Investment Adviser in light of the lower fee rate to be paid to Optimum and the breakpoints to be instituted by the Investment Adviser; (2) the benefits of a continued relationship with the Portfolio Manager; (3) the fact that the fee paid by the Fund will not increase, and, if assets remain at current levels or greater, the Fund will enjoy a reduced fee for assets over $100 million; (4) the expected cost of providing the services (profitability to Optimum and the Investment Adviser), including payments received by Optimum and its affiliates from all sources involving the Fund; (5) the size of the Fund and any economies of scale realized by Optimum and sharing thereof with the Fund; and (6) fall-out benefits which Optimum and its affiliates receive from Optimum's relationship to the Fund. Upon consideration of the factors listed above, among other things, the Board of Trustees, including all the Independent Trustees, unanimously concluded that approving the Optimum Agreement was in the best interest of the Fund and its shareholders.

                        THE BOARD UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" THE PROPOSED
                               OPTIMUM AGREEMENT.

REQUIRED VOTE

         Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as more fully described above.


                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Under Delaware law, the Trust is not required to hold annual shareholders' meetings, but it will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Trust's Shares entitled to vote. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders' meeting should mail the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and must be received by the Trust within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.


                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Board of Trustees is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.


                          DISTRIBUTOR AND ADMINISTRATOR

         Set forth below are the names and addresses of the Trust's distributor and administrator:



ADMINISTRATOR                                     DISTRIBUTOR
-------------                                     -----------

ABN AMRO Investment Fund Services,                ABN AMRO Distribution Services
Inc.                                              (USA) Inc.
161 North Clark Street                            760 Moore Road
Chicago, IL  60601                                King of Prussia, PA  19406




         During the fiscal year ended October 31, 2003, the Fund paid ABN AMRO Investment Fund Services, Inc. $62,973 for providing administrative services to the Fund, of which $38,863 was paid to PFPC Inc., as sub-administrator. These services will continue to be provided if the Optimum Agreement is approved.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                   By Order of the Board,


                                                   Gerald F. Dillenburg
                                                   Senior Vice President,
                                                   Secretary and Treasurer

                                INDEX OF EXHIBITS

EXHIBIT A:            Sub-Investment Advisory Agreement

                                    EXHIBIT A

                        SUB-INVESTMENT ADVISORY AGREEMENT
                     BETWEEN ABN AMRO ASSET MANAGEMENT, INC.
                         AND OPTIMUM INVESTMENT ADVISORS

         SUB-INVESTMENT ADVISORY AGREEMENT (the "Agreement") made this __ day of ___________, 2003, by and between ABN AMRO Asset Management, Inc. (formerly Chicago Capital Management, Inc. and hereinafter referred to as the "Investment Adviser") and Optimum Investment Advisors LP (hereinafter referred to as the "Sub-Adviser"), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Investment Adviser wishes to enter into a contract with the Sub-Adviser to render the Investment Adviser the following services:

         Provide research, analysis, advice and recommendations with respect to the purchase and sale of securities, and make investment commitments regarding assets of the ABN AMRO Mid Cap Fund (hereinafter referred to as the "Fund"), a series of the ABN AMRO Funds (hereinafter referred to as the "Trust"), subject to oversight by the Trustees of the Trust and the supervision of the Investment Adviser.

         NOW THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

         1. As compensation for the services enumerated herein, the Investment Adviser will pay the Sub-Adviser a fee, which shall be calculated monthly and payable monthly, as set forth in Schedule A hereto.

         If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Sub-Adviser's compensation for such fraction of the month shall be determined by applying the foregoing percentages to the average daily net asset value of the Fund during such fraction of a month and in the proportion that such fraction of a month bears to the entire month.

         2. This Agreement shall become effective as of the date first above written. The Investment Adviser will promptly advise the Sub-Adviser as to the giving of such approval. The Investment Adviser represents that it is the investment adviser of the Fund, with the authority as such to enter into this Agreement.

         3. This Agreement shall continue in effect until December 31, 2004. It may be renewed thereafter by the Investment Adviser and the Sub-Adviser for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Act and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Trust's Trustees, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement will terminate automatically without the payment of any penalty upon termination of the Investment Advisory Agreement ("Investment Advisory Agreement") relating to the Fund between the Trust and the Investment Adviser (accompanied by simultaneous notice to the Sub-Adviser) or upon sixty days' written notice by the Trust to the Sub-Adviser that the Trustees of the Trust, the Investment Adviser or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the Act, have terminated this Agreement. This Agreement may also be terminated by the Sub-Adviser without penalty upon sixty days' written notice to Investment Adviser and the Trust.

         This Agreement shall terminate automatically in the event of its assignment or (upon notice thereof to the Sub-Adviser) the assignment of the Investment Advisory Agreement, unless its continuation thereafter is approved by the Board of Trustees of the Trust and the shareholders of the Fund as required by the Act (in each case as the term "assignment" is defined in Section 2(a)(4) of the Act).

         4. Subject to the supervision of the Board of Trustees of the Trust and the Investment Adviser, the Sub-Adviser will provide an investment program for the Fund, including investment research and management with respect to securities and investments, cash and cash equivalents in the Fund, and will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objective policies and restrictions as stated in the Prospectus (as used herein this term includes the related Statement of Additional Information), as provided to the Sub-Adviser by the Investment Adviser. The Sub-Adviser further agrees that it:

            (a) In all matters relating to the performance of this Agreement, Sub-Adviser shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statement under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statement") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide Sub-Adviser with copies of the Trust's Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

            (b) will pay expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction changes, if any) purchased for the Fund, provided that the Sub-Adviser will not pay for or provide a credit with respect to any research provided to it in accordance with
Section 4(c);

            (c) will place orders pursuant to its investment determinations for the Fund either directly with any broker or dealer, or with the issuer. In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best overall price and the most favorable execution of its orders, except as provided below. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser has been advised by the Investment Adviser that the Trust has authorized the Investment Adviser to authorize the Sub-Adviser, in its discretion, to purchase and sell securities to and from brokers and dealers who promote the sale of Fund shares and the Investment Adviser hereby so authorizes the Sub-Adviser. In no instance will securities be purchased from or sold to the Sub-Adviser or any affiliated person of the Sub-Adviser or of the Fund as principal. Notwithstanding the foregoing sentence, the Sub-Adviser may arrange for the execution of brokered transactions through an affiliated broker dealer in conformity with policies and procedures for such purpose if, when, and as established by the Trustees of the Trust. Subject to policies established by the Trustees of the Trust and communicated to the Sub-Adviser, it is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Investment Adviser or the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the

Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion.

            (d) will review the daily valuation of securities owned by the Fund as obtained on a daily basis by the Fund's administrator and furnished by it to Sub-Adviser, and will promptly notify the Trust and the Investment Adviser if the Sub-Adviser believes that any such valuations may not properly reflect the market value of any securities owned by the Fund, provided, however, that the Sub-Adviser is not required by this sub-paragraph to obtain valuations of any such securities from brokers or dealers or otherwise, or to otherwise independently verify valuations of any such securities.

            (e) will be responsible for voting all proxies of the Fund in accordance with the Proxy Voting Policies and Guidelines of the Sub-Adviser (the "Proxy Policy"), provided that such Proxy Policy and any amendments thereto are furnished to the Trust.

            (f) will attend regular business and investment-related meetings with the Trust's Board of Trustees and the Investment Adviser if requested to do so by the Trust and/or the Investment Adviser.

            (g) maintain books and records with respect to the securities transactions for the Fund and the proxy voting record for the Fund, furnish to the Investment Adviser and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Investment Adviser all of the Sub-Adviser's reports to the Trust's Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings.

         5. Sub-Adviser agrees with respect to the services provided to the Fund that it:

            (a) will upon request telecopy trade information to the investment adviser on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Investment Adviser; and

            (b) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Fund and its prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval may not be withheld where Sub-Adviser is advised by counsel that the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

         6. In compliance with the requirements of Rule 31a-3 under the Act, Sub-Adviser acknowledges that all records which it maintains for the Trust are the property of the Trust and agrees to surrender promptly to the Trust any of such records upon the Trust's request, provided, that Sub-Adviser may retain copies thereof at its own expense. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Act the records required to be maintained by Rule 31a-1 under the Act relating to transactions placed by Sub-Adviser for the Fund. Sub-Adviser further agrees to maintain the Fund's proxy voting record in a form mutually agreeable between the parties and which contains the information required by Form N-PX under the Act.

         7. It is expressly understood and agreed that the services to be rendered by the Sub-Adviser to the Investment Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to provide similar or different services to others so long as its ability to provide the services provided for in this Agreement shall not be materially impaired thereby.

         8. The Investment Adviser agrees that it will furnish currently to the Sub-Adviser all information with reference to the Fund and the Trust that is reasonably necessary to permit the Sub-Adviser to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied. Without limiting the generality of the foregoing, Investment Adviser will furnish to Sub-Adviser procedures consistent with the Trust's contract with the Fund's custodian from time to time (the "Custodian"), and reasonably satisfactory to Sub-Adviser, for consummation of portfolio transactions for the Fund by payment to or delivery by the Custodian of all cash and/or securities or other investments due to or from the Fund, and Sub-Adviser shall not have possession or custody thereof or any responsibility or liability with respect to such custody. Upon giving proper instructions to the Custodian, Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

         9. The Sub-Adviser and its directors, officers, stockholders, employees and agents shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or the Trust in connection with any matters to which this Agreement relates or for any other act or omission in the performance by the Sub-Adviser of its duties under this agreement except that nothing herein contained shall be construed to protect the Sub-Adviser against any liability by reason of the Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this Agreement.

         10. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. Except to the extent governed by federal law including the Act, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without applying the principles of conflicts of law thereunder.

         11. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Trust until approved in accordance with the Act.

         12. Any notice to be given hereunder may be given by personal notification or by facsimile transmission, to the party specified at the address stated below:

         To the Investment Adviser at:

                ABN AMRO Asset Management, Inc.
                161 North Clark Street - 9th Floor
                Chicago, Illinois  60601
                Attn:  Russell Campbell
                Facsimile:  (312) 884-2435

         To the Sub-Adviser at:

                Optimum Investment Advisors LP
                100 South Wacker Drive
                Suite 2100
                Chicago, Illinois  60606
                Attn:__________________________
                Facsimile:  (312) 782-9797

         To the Fund or the Trust at:

                The ABN AMRO Funds
                161 North Clark Street - 12MD
                Chicago, Illinois  60601
                Attn:  Gerald F. Dillenburg
                Facsimile:  (312) 884-2430

or addressed as such party may from time to time designate by notice to other parties in accordance herewith.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

ATTEST:                                          ABN AMRO ASSET MANAGEMENT, INC.


                                                 By:
--------------------------                          ----------------------------



ATTEST:                                          OPTIMUM INVESTMENT ADVISORS LP

                                                 By:
--------------------------                          ----------------------------

                                   SCHEDULE A
                           EFFECTIVE ________ __, 2003

ABN AMRO MID CAP FUND

         Investment Adviser will pay to Sub-Adviser a fee at an annual rate equal to 0.30 of 1% per annum on the first $ 100 million of the Fund's average daily net assets; 0.25 of 1% per annum on the next $300 million of the Fund's average daily net assets; and 0.20 of 1% per annum on the Fund's average daily net assets over $400 million.

                                      PROXY

                              ABN AMRO MID CAP FUND
                           A SERIES OF ABN AMRO FUNDS


THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF ABN AMRO FUNDS.

The undersigned hereby appoints [David Whitaker and Gail Hanson], and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Mid Cap Fund of ABN AMRO Funds held of record by the undersigned on October 31, 2003, at the special meeting of shareholders to be held on December 22, 2003, and any adjournment thereof.


By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "For" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.



Rather than mailing in your proxy, you may vote by telephone or over the Internet using the toll-free telephone number or web address printed on this proxy card. These options require you to input the control number located on your proxy card. After inputting the control number you may enter your vote on the proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating the telephone call or Internet link.


This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

         Please vote by filling in the box below:

         o To approve a new Sub-Investment Advisory Agreement for the Fund by and between ABN AMRO Asset Management, Inc. and Optimum Investment Advisors LP.

                      [ ] For           [ ] Against              [ ] Abstain

         Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

         Dated: ___________, 2003


         -----------------------------     -------------------------------------
         Signature of Shareholder          Signature(s) of Joint Shareholder(s),
                                           if any